UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported):  May 2, 2017

FIDELITY D & D BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-90273	23-3017653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blakely and Drinker Streets, Dunmore, PA       18512

(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code: (570) 342-8281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR

240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

FIDELITY D & D BANCORP, INC.

CURRENT REPORT ON FORM 8-K

Item 5.07 Submission of Matters to a Vote of Security Holders

At the annual meeting of shareholders held on May 2, 2017, the judge of election made the report concerning the results of balloting.  Holders of 1,856,901 shares of common stock, representing 75% of the total number of shares outstanding, were represented in person or by proxy at the 2017 annual meeting of shareholders.  The following proposals were submitted by the Board of Directors to a vote of security holders:

(1)   Election of three Class B  Directors to serve for a  three-year term and until their successors are properly elected and qualified:

	Votes for	Votes withheld	Broker non-votes
Mary E McDonald	1,437,718	50,522	368,661
Kristin D. O’Donnell	1,436,405	51,835	368,661
David L. Tressler, Sr.	1,434,735	53,504	368,661

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors for a term expiring at the annual meeting of shareholders in 2020 and until their respective successors have been duly elected and qualified.

In addition to the above elected Class B Directors, at the conclusion of its annual meeting, the Company’s Board of Directors consisted of:  John T. Cognetti, Richard J. Lettieri and Michael J. McDonald, Esquire, as Class A Directors whose terms expire in 2018; and Brian J. Cali, Esquire, Patrick J. Dempsey, and Daniel J. Santaniello, as Class C Directors whose terms expire in 2019.

(2)  To ratify the selection of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.  The proposal received the following votes:

Votes for	Votes against	Votes abstain	Broker non-votes
1,851,639	4,442	820	-

Based on the votes set forth above, the appointment of RSM US LLP as the independent registered public accounting firm to serve for the year ending December 31, 2017 was duly ratified by the shareholders.

Item 7.01 Regulation FD Disclosure

On May 2, 2017,  executive management of Fidelity D & D Bancorp, Inc. delivered a presentation at the Company’s Annual Meeting of Shareholders.  A copy of the presentation is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit NumberDescription

99.1             Presentation at the Company’s Annual Shareholder meeting on May 2, 2017.

The information in this Item 9.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY D & D BANCORP, INC.

Date: May 4, 2017	By: /s/ Salvatore R. DeFrancesco, Jr.
Salvatore R. DeFrancesco, Jr.
Treasurer and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1	Presentation at the Company’s Annual Shareholder meeting on May 2, 2017.